GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.
                              FIRST QUARTER REPORT
                                 MARCH 31, 2004

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange


                              450 Lexington Avenue
                             New York, New York 10017
                                  212-916-8400
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
For the three months ended March 31, 2004, the investment return to our stockholders was 2.5% (assuming reinvestment of all dividends). The net asset value per Common Share increased by the same amount, 2.5%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 1.7%. For the twelve months ended March 31, 2004, the return to our stockholders was 33.3% and the return on the net asset value per Common Share was 33.1%; these compare with a return of 35% for the S&P 500. During each period, the discount at which our shares traded fluctuated moderately and at March 31, 2004, it was 10.2%.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2004, the net assets applicable to the Company's Common Stock were $995,994,179, equal to $33.81 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2004 was $22,969,210. During this period, the net realized gain on securities sold was $10,542,000 and the increase in unrealized appreciation was $15,389,666. Net investment income for the three months was $12,544 and distributions to preferred stockholders amounted to $2,975,000.

During the three months, 331,900 shares of the Company's Common Stock were repurchased for $10,116,510 at an average discount from net asset value of 9.6%.

Our portfolio continues to perform well, benefiting from continuing gains in equity markets generally and the productive employment of our liquid assets. For the most part, corporate profits have exceeded earlier estimates while inflation and interest rates remain in constructive ranges. The appearance of price stability, however, has been influenced by the importation of Asian goods and the outsourcing of services, to some degree, with the attendant consequence of slower than average recovery in our jobs market. Should interest rates rise precipitously, of course, stocks are likely to be impacted adversely. We remain focused on longer-term trends and practice our discipline with the patience that we believe will continue to reward our shareholders.

We are pleased to report that on April 14, 2004, at the Company's annual meeting, the Stockholders (1) elected ten directors, including two directors who were elected by the holders of the Company's Preferred Stock, and (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 2004.

At its meeting on April 14, 2004, the Board of Directors appointed American Stock Transfer & Trust Company the transfer agent and registrar for the Company, effective June 1, 2004.

The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, contained at our website has been updated through March 31, 2004. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

April 14, 2004

2        STATEMENT OF ASSETS AND LIABILITIES March 31, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $603,360,389)                                                           $1,032,688,861
   Corporate discount notes (cost $153,152,290)                                                   153,152,290
                                                                                                -------------
      Total investments (cost $756,512,679)                                                     1,185,841,151

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                       $50,819
   Receivable for securities sold                                          10,738,948
   Deposit with broker for securities sold short                            1,501,229
   Dividends, interest and other receivables                                1,071,242
   Prepaid expenses                                                         7,107,362
   Other                                                                      326,135              20,795,735
                                                                           ----------           -------------
TOTAL ASSETS                                                                                    1,206,636,886

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         2,057,983
   Preferred dividend accrued but not yet declared                            231,389
   Securities sold short, at value (proceeds $1,501,229) (note 1a)          1,792,000
   Accrued expenses and other liabilities                                   6,561,335
                                                                          -----------

                                                                                                   10,642,707
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                             200,000,000
                                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON STOCK - 29,457,363 shares (note 2)                               $995,994,179
                                                                                                 ============
NET ASSET VALUE PER COMMON SHARE                                                                       $33.81
                                                                                                 ============

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 29,457,363 shares at par value (note 2)                  $29,457,363
   Additional paid-in capital (note 2)                                    529,152,844
   Undistributed realized gain on investments                              10,614,655
   Undistributed net income                                                   938,005
   Unallocated distributions on Preferred Stock                            (3,206,389)
   Unrealized appreciation on investments and securities sold short
       (including aggregate gross unrealized appreciation
        of $481,319,797)                                                  429,037,701
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                            $995,994,179
                                                                                                 ============

(see notes to financial statements)

3    STATEMENT OF OPERATIONS Three Months Ended March 31, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends                                                               $2,135,747
   Interest                                                                   697,980              $2,833,727
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      1,796,247
   Administration and operations                                              696,610
   Office space and general                                                   131,408
   Directors' fees and expenses                                                49,428
   Transfer agent, custodian and registrar fees and expenses                   45,032
   Auditing and legal fees                                                     43,800
   Stockholders' meeting and reports                                           34,718
   Miscellaneous taxes                                                         23,940               2,821,183
                                                                            ---------               ---------
NET INVESTMENT INCOME                                                                                  12,544

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1e AND 4)
------------------------------------------------------------------------------------------------------------------------------------

   Net realized gain on investments:
     Long transactions                                                     12,541,588
     Short sale transactions (note 1b)                                     (1,999,588)
                                                                          -----------
   Net realized gain on investments (long term, except for $1,247,117)     10,542,000
   Net increase in unrealized appreciation                                 15,389,666
                                                                          -----------
NET GAIN ON INVESTMENTS                                                                            25,931,666

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                            (2,975,000)
                                                                                                  -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   22,969,210
OTHER COMPREHENSIVE INCOME (NOTE 1d)                                                                   70,922
                                                                                                  -----------
NET INCREASE IN NET ASSETS                                                                        $23,040,132
                                                                                                 ============


(see notes to financial statements)

4                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                          Three Months
                                                                              Ended              Year Ended
                                                                         March 31, 2004         December 31,
                                                                           (Unaudited)              2003
                                                                         --------------         ------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      $12,544                $855,551
   Net realized gain on investments                                        10,542,000              28,144,510
   Net increase in unrealized appreciation                                 15,389,666             200,469,430
                                                                          -----------             -----------
   Distributions to Preferred Stockholders:
      From net income                                                              -                 (365,476)
      From long-term capital gains                                                 -              (10,709,524)
      Unallocated distributions on Preferred Stock                         (2,975,000)                    -
                                                                          -----------             -----------
       Decrease in net assets from Preferred distributions                 (2,975,000)            (11,075,000)
                                                                          -----------             -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           22,969,210             218,394,491
                                                                          -----------             -----------
OTHER COMPREHENSIVE INCOME                                                     70,922                 283,689
                                                                          -----------             -----------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income                                                           (385,811)               (531,570)
   From long-term capital gains                                            (2,878,743)            (15,572,788)
                                                                          -----------             -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (3,264,554)            (16,104,358)
                                                                          -----------             -----------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                  -                9,724,118
   Cost of Common Shares purchased (note 2)                               (10,116,510)            (28,454,956)
   Underwriting discount and other expenses associated with the issuance
     of Preferred Stock (note 2)                                                   -               (6,700,000)
                                                                           ----------             -----------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                             (10,116,510)            (25,430,838)
                                                                           ----------             -----------
NET INCREASE IN NET ASSETS                                                  9,659,068             177,142,984

Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                       986,335,111             809,192,127
                                                                          -----------            ------------
END OF PERIOD (including undistributed net income of
  $938,005 and $1,311,272, respectively)                                 $995,994,179            $986,335,111
                                                                         ============           =============
(see notes to financial statements)

5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2004 and for each year in the five-year period ended December 31, 2003. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                               Three Months
                                                   Ended                         Year Ended December 31,
                                              March 31, 2004    -------------------------------------------------------------
                                                (Unaudited)          2003        2002        2001          2000        1999

                                               -----------     --------------------------------------------------------------



PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period             $33.11         $26.48      $35.14      $39.91        $41.74         $34.87
                                                   -------         ------      ------      ------        ------         ------
      Net investment income                            .00            .02         .17         .39           .51            .44
      Net gain (loss) on securities -
          realized and unrealized                      .91           7.72       (7.88)       (.66)         6.12          11.32
                                                   -------         ------      ------      ------        ------         ------

      Distributions on Preferred Stock:
        Dividends from investment income               -             (.01)       (.12)       (.07)(a)      (.11)(b)       (.07)(c)
        Distributions from capital gains               -             (.35)       (.23)       (.29)         (.29)          (.35)
        Unallocated                                   (.10)           -           -          -             -                -
                                                   -------         ------      ------      ------        ------         ------
                                                      (.10)          (.36)       (.35)       (.36)         (.40)          (.42)
                                                   -------         ------      ------      ------        ------         ------
   Total from investment operations                    .81           7.38       (8.06)       (.63)         6.23          11.34
                                                   -------         ------      ------      ------        ------         ------
   Other comprehensive income                          .00            .01         .02         .02           .02            .01
                                                   -------         ------      ------      ------        ------         ------
   Less distributions on Common Stock:
        Dividends from investment income              (.01)          (.02)       (.21)(d)    (.88)(e)     (2.30)(f)       (.71)(g)
        Distributions from capital gains              (.10)          (.52)       (.41)      (3.28)        (5.78)         (3.77)
                                                    ------         ------      ------      ------         ------        ------
                                                      (.11)          (.54)       (.62)      (4.16)        (8.08)         (4.48)
                                                    ------         ------      ------      ------         ------        ------

   Capital Stock transaction -
      effect of Preferred Stock offering               -             (.22)       -           -              -             -
                                                   -------         ------      ------      ------        ------         ------
   Net asset value, end of period                   $33.81         $33.11      $26.48      $35.14        $39.91         $41.74
                                                   =======         ======      ======      ======        ======         ======

   Per share market value, end of period            $30.35         $29.73      $23.85      $33.47        $36.00         $37.19
                                                   =======         ======      ======      ======        ======         ======


TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share            2.45%*        27.01%     (27.21)%      4.33%        19.10%         39.22%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)               $995,994       $986,335    $809,192  $1,097,530    $1,155,039     $1,094,519
   Ratio of expenses to average net assets
      applicable to Common Stock                      0.28%*         1.26%       0.97%       1.02%         1.09%          1.01%
   Ratio of net income to average net assets
      applicable to Common Stock                      0.00%*         0.10%       0.56%       1.10%         1.20%          1.22%
   Portfolio turnover rate                            4.05%*        18.62%      22.67%      23.81%        40.61%         33.68%
PREFERRED STOCK
   Liquidation value, end of period               $200,000       $200,000    $150,000    $150,000      $150,000       $150,000
    (000's omitted)
   Asset coverage                                      598%           593%        639%        832%          870%           830%
   Liquidation preference per share                 $25.00         $25.00      $25.00      $25.00        $25.00         $25.00
   Market value per share                           $25.40         $25.04      $25.85      $25.90        $24.25         $21.75

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share.
   *Not annualized

6              STATEMENT OF INVESTMENTS March 31, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON STOCKS                                                                    (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND REAL ESTATE (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
     513,500    CEMEX, S.A. de C.V.                                  (COST $12,749,095)           $15,312,570
                                                                                                  -----------

COMMUNICATIONS AND INFORMATION SERVICES (5.5%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    CIENA Corporation (a)                                                               2,733,500
     900,000    Cisco Systems, Inc. (a)                                                            21,213,000
     620,000    Cox Communications, Inc. Class A (a)                                               19,592,000
     450,000    Juniper Networks, Inc. (a)                                                         11,709,000
                                                                                                   ----------
                                                                     (COST $31,949,019)            55,247,500
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (4.8%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                 4,083,000
   1,525,000    Microsoft Corporation                                                              38,018,250
     350,000    VeriSign, Inc. (a)                                                                  5,806,500
                                                                                                   ----------
                                                                     (COST $46,784,590)            47,907,750
                                                                                                   ----------
CONSUMER PRODUCTS AND SERVICES (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    Ethan Allen Interiors Inc.                                                         11,346,500
     150,000    PepsiCo, Inc.                                                                       8,077,500
                                                                                                  -----------
                                                                      (COST $9,175,512)            19,424,000
                                                                                                  -----------
ELECTRONICS (1.8%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                           (COST $14,877,393)            18,039,625
                                                                                                   ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (3.2%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    Republic Services, Inc.                              (COST $26,227,380)            31,807,250
                                                                                                   ----------

FINANCE AND INSURANCE (31.8%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (9.5%)
------------------------------------------------------------------------------------------------------------------------------------
     100,000    Bank of America Corporation                                                         8,098,000
     150,000    FleetBoston Financial Corporation                                                   6,735,000
     325,000    Golden West Financial Corporation                                                  36,383,750
     320,000    M&T Bank Corporation                                                               28,752,000
     205,000    SunTrust Banks, Inc.                                                               14,290,550
                                                                                                   ----------
                                                                     (COST $22,737,927)            94,259,300
                                                                                                   -----------
   INSURANCE (19.9%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    American International Group, Inc.                                                 20,691,500
   1,000,000    Annuity and Life Re (Holdings), Ltd. (a)                                            1,070,000
         300    Berkshire Hathaway Inc. Class A (a)                                                27,990,000
     650,000    Everest Re Group, Ltd.                                                             55,536,000
     265,000    John Hancock Financial Services, Inc.                                              11,577,850
     435,000    MetLife, Inc.                                                                      15,520,800
     500,000    PartnerRe Ltd.                                                                     28,225,000
     425,000    Reinsurance Group of America, Incorporated                                         17,412,250
     230,000    Transatlantic Holdings, Inc.                                                       20,058,300
                                                                                                  -----------
                                                                     (COST $91,161,053)           198,081,700
                                                                                                 ------------
   OTHER (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
     775,000    Annaly Mortgage Management, Inc.                                                   15,151,250
      90,184    Central Securities Corporation                                                      1,934,447
     700,000    MFA Mortgage Investments, Inc.                                                      7,070,000
                                                                                                   ----------
                                                                     (COST $18,269,271)            24,155,697
                                                                                                   ----------
                                                                    (COST $132,168,251)           316,496,697
                                                                                                  -----------

7      STATEMENT OF INVESTMENTS March 31, 2004 (Unaudited) - continued
       ----------------------------------------------------------------
                     General American Investors

                                                                                                    Value
      Shares      COMMON STOCKS (continued)                                                        (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (19.2%)
------------------------------------------------------------------------------------------------------------------------------------
      PHARMACEUTICALS (15.0%)
      ------------------------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                 $5,436,600
     900,000    Baxter International Inc.                                                          27,801,000
     250,000    Biogen Idec Inc. (a)                                                               13,900,000
     300,000    Bristol-Myers Squibb Company                                                        7,269,000
     270,000    Genaera Corporation (a)                                                             1,206,900
     290,000    Genentech, Inc. (a)                                                                30,687,800
     375,000    Genta Incorporated (a)                                                              3,937,500
     455,000    MedImmune, Inc. (a)                                                                10,501,400
     120,000    Millennium Pharmaceuticals, Inc.(a)                                                 2,028,000
   1,325,000    Pfizer Inc                                                                         46,441,250
                                                                                                  -----------
                                                                    (COST $101,695,359)           149,209,450
                                                                                                  -----------
   MEDICAL INSTRUMENTS AND DEVICES (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     450,000    Medtronic, Inc.                                      (COST $10,483,716)            21,487,500
                                                                                                   ----------

   HEALTH CARE SERVICES (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
     800,000    Health Net, Inc. (a)                                 (COST $18,802,470)            19,944,000
                                                                                                   ----------
                                                                    (COST $130,981,545)           190,640,950
                                                                                                  -----------
MISCELLANEOUS (4.2%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                (COST $43,090,461)            42,104,805
                                                                                                   ----------
 OIL & NATURAL GAS (INCLUDING SERVICES) (8.0%)
------------------------------------------------------------------------------------------------------------------------------------
     650,000    Devon Energy Corporation                                                           37,797,500
     625,000    Halliburton Company                                                                18,993,750
     247,000    Total S.A. ADR                                                                     22,724,000
                                                                                                   ----------
                                                                     (COST $61,415,424)            79,515,250
                                                                                                   ----------
RETAIL TRADE (20.1%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation (a)                                                   26,327,000
   1,920,000    The Home Depot, Inc. (b)                                                           71,731,200
   2,500,000    The TJX Companies, Inc.                                                            61,400,000
     675,000    Wal-Mart Stores, Inc.                                                              40,290,750
                                                                                                   ----------
                                                                     (COST $68,036,225)           199,748,950
                                                                                                   ----------
SEMICONDUCTORS (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
     133,000    Applied Materials, Inc. (a)                                                         2,836,890
     491,500    Brooks Automation, Inc. (a)                                                        10,341,160
     197,000    EMCORE Corporation (a)                                                                801,790
   1,644,900    IQE plc (a)                                                                           427,674
                                                                                                   ----------
                                                                     (COST $17,895,774)            14,407,514
                                                                                                   ----------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     400,000    Cytokinetics, Incorporated Series E Preferred                                      2,000,000
     144,000    Silicon Genesis Corporation                                                           36,000
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                        -
                                                                                                  -----------
                                                                      (COST $8,009,720)            2,036,000 (d)
                                                                                                  -----------

   TOTAL COMMON STOCKS (103.7%)                                     (COST $603,360,389)         1,032,688,861
                                                                                                --------------


8      STATEMENT OF INVESTMENTS March 31, 2004 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $34,600,000    American Express Credit Corporation notes due 4/5-5/6/04; 1.00%-1.01%            $34,569,579
  29,400,000    American General Finance Corporation notes due 4/7-4/19/04; 1.01%-1.02%           29,372,469
  33,300,000    General Electric Capital Corporation notes due 4/13-5/3/04; 1.01%                 33,266,314
  13,400,000    General Motors Acceptance Corporation notes due 4/6-4/22/04; 1.23%-1.24%          13,384,454
  26,400,000    Prudential Funding, LLC notes due 4/20-5/4/04; 0.99%-1.01%                        26,375,498
  16,200,000    Sears Roebuck Acceptance Corp. notes due 4/1-4/30/04; 1.05%                       16,183,976
                                                                                                 -----------
                Total Short-Term Securities (15.4%)                 (COST $153,152,290)          153,152,290
Cash, receivables and other assets, less liabilities                                              10,153,028
                                                                                                 -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (16.4%)                                        163,305,318
                                                                                                ------------
PREFERRED STOCK (-20.1%)                                                                        (200,000,000)
                                                                                                ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $995,994,179
                                                                                               =============

(a) Non-income producing security.         (c) Restricted security.
(b) 1,000,000 shares held by custodian     (d) Fair value of each holding in the opinion of the directors in a segregated custodian account as
    collateral for open short positions.

-------------------------------------------------------------------------------

         STATEMENT OF SECURITIES SOLD SHORT March 31, 2004 (Unaudited)
-------------------------------------------------------------------------------
                       General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      50,000    NASDAQ-100 Trust, Series 1                        (PROCEEDS $1,501,229)           $1,792,000
                                                                                                  ==========

(see notes to financial statements)

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Certain prior year financial statement items have been reclassified to conform to the current year presentation.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount would be applied).

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. OTHER Comprehensive Income Pursuant to FAS 87, the Company recognizes on an amortized basis the excess of the fair value of its pension plan assets over the present value of accumulated plan benefits.

e. OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,457,363 shares and 8,000,000 shares, respectively, were outstanding at March 31, 2004.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

10           NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                        General American Investors

                 2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
                   (Continued  from bottom of previous page.)

Transactions in Common Stock during the three months ended March 31, 2004 and the year ended December 31, 2003 were as follows:

                                                                              SHARES                          AMOUNT
                                                                      ----------------------------------------------------
                                                                         2004          2003            2004          2003
                                                                      ---------     ----------      ---------     ---------
Shares issued in payment of dividends (includes 334,507
   shares issued from treasury)                                            -        334,507             -          $334,507
Increase in paid-in capital                                                                             -         9,389,611
                                                                                                   ---------      ---------
  Total increase                                                                                        -         9,724,118
                                                                                                   ---------      ---------
Shares purchased (at an average discount from net
  asset value of 9.6% and 9.7%, respectively)                            331,900  1,106,600        ($331,900)    (1,106,600)
Decrease in paid-in capital                                                                       (9,784,610)   (27,348,356)
                                                                                                  ----------     ----------
  Total decrease                                                                                 (10,116,510)   (28,454,956)
                                                                                                  ----------     ----------
Net decrease                                                                                    ($10,116,510)  ($18,730,838)
                                                                                                 ===========    ===========

Distributions for tax and book purposes are substantially the same.

At March 31, 2004, the Company held in its treasury 1,774,200 shares of Common Stock with an aggregate cost in the amount of $38,869,449.


            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during the three months ended March 31, 2004 to its officers amounted to $1,225,250.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities) for the three months ended March 31, 2004 amounted to on long transactions $109,029,314 and $40,699,946, respectively, and, with respect to short sale transactions, purchases for the three months amounted to $14,182,941.

At March 31, 2004, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.





                            5. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                          --------      ----------    ----------
Cytokinetics, Incorporated Series E Preferred              3/21/03      $2,000,000    $2,000,000
Silicon Genesis Corporation                                2/16/01       3,006,720        36,000
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000          -
                                                                       -----------    ----------
Total                                                                   $8,009,720    $2,036,000
                                                                       ===========    ==========


                          6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $89,000 for the three months ended March 31, 2004. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2004 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2004 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.



Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11      MAJOR STOCK CHANGES*  Three Months Ended March 31, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                      SHARES OR         SHARES HELD
INCREASES                                          PRINCIPAL AMOUNT    MARCH 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   Microsoft Corporation                             1,525,000           1,525,000
   Total S.A. ADR                                      175,900             247,000 (a)

ADDITIONS
   CEMEX, S.A. de C.V.                                  50,000             513,500
   Health Net, Inc.                                    105,000             800,000
   M&T Bank Corporation                                 10,000             320,000
   MFA Mortgage Investments, Inc.                      125,000             700,000


DECREASES
--------------------------------------------------------------------------------
ELIMATIONS
   ASM International N.V.                              250,000                   -
   Coca-Cola Enterprises Inc.                          275,000                   -
   MedImmune Vaccines, Inc.
      5 1/4% Convertible Notes Due 2/1/08          $10,000,000                   -
   Newell Rubbermaid Inc.                              125,000                   -
   OSI Pharmaceuticals, Inc.                            30,000                   -

REDUCTIONS
   American International Group, Inc.                   35,000             290,000
   Annaly Mortgage Management, Inc.                     50,000             775,000
   Applied Materials, Inc.                              67,000             133,000
   Biogen Idec Inc.                                     25,000             250,000
   Genentech, Inc.                                      25,000             290,000
   Golden West Financial Corporation                    10,000             325,000
   Halliburton Company                                  25,000             625,000
   John Hancock Financial Services, Inc.                65,000             265,000

*  Excludes transactions in Stocks - Miscellaneous - Other.
(a)   Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.


--------------------------------------------------------------------------------

                Proxy Voting Policies and Procedures ( Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                   DIRECTORS
--------------------------------------------------------------------------------
                       Lawrence B. Buttenwieser, Chairman
    Arthur G. Altschul, Jr.                    John D. Gordan, III
    Lewis B. Cullman                           Sidney R. Knafel
    Spencer Davidson                           Richard R. Pivirotto
    Gerald M. Edelman                          Joseph T. Stewart, Jr.
                         Raymond S. Troubh

                 William O. Baker, Director Emeritus
                 William T. Golden, Director Emeritus



                                  OFFICERS
--------------------------------------------------------------------------------
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary



                              SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company


TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com




                          RESULTS OF THE ANNUAL MEETING
                                 OF STOCKHOLDERS
--------------------------------------------------------------------------------
The votes cast by stockholders at the Company's annual
meeting held on April 14, 2004 were as follows:
Election of Directors:
                            FOR        WITHHELD

Lawrence B. Buttenwieser 31,462,773   1,995,988
Lewis B. Cullman         32,952,461     506,300
Spencer Davidson         33,055,799     402,962
Gerald M. Edelman        32,976,812     481,949
John D. Gordan, III      33,077,301     381,460
Richard R. Pivirotto     32,963,346     495,415
Joseph T. Stewart, Jr.   33,007,569     451,192
Raymond S. Troubh        32,922,189     536,572

Elected by holders of Preferred Stock:


Arthur G. Altschul, Jr.   7,643,792     130,615
Sidney R. Knafel          7,704,922      69,485


Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2004:
For - 33,071,765;        Against - 198,502;        Abstain - 188,494